UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

Earth Science Tech Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55000	80-0961484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10650 NW 29th Terrace

Doral, FL 33172

(Address of principal executive offices)

(305) 615-2118

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 13, 2022, the Eighth Judicial Court in Clark County Nevada received the Company’s Signed April 27, 2022 amended settlement with Cromogen for $585,885 in a month to month payment plan starting June 1, 2022, having the initial payment of $45,000 then $10,000 each month followed with the final payment set on July 1, 2027. If the Company defaults on Cromogen’s settlement, a confession of judgement will be executed for the amount of $970,000, representing the total amount of Cromogen’s unsecured claims, less any amount paid by the Company, plus costs and attorney fees incurred to obtain the enforce of judgement.

On May 9, 2022, the Eighth Judicial Court in Clark County Nevada received the Company’s Signed May 4, 2022 settlement agreement and release with Robert L. Stevens and his company Strongbow Advisors, Inc., Dubowsky law, and Fox Rothchild LLP. In the settlement the Company has agreed to pay Fox Rothchild’s fees and expenses in an amount equal to $270,000. The Company shall pay $15,000 within 3 days from entry of the settlement order for court to approve the agreement with the remaining $255,000 being paid over 17 months as follows: $10,000 per month commencing May 1, 2022 then $16,538 per month commencing September 1, 2022 and continuing on the same day each succeeding month through November 1, 2022; then $16,849.85 per month (which includes 7.5% per annum interest component) commencing December 1, 2022 and continuing on the same day of each succeeding month through April 1, 2023; then $17,037.91 per month (which includes 12% per annum interest component) commencing May 1, 2023 provided however, if on or before October 1, 2022 Fox Rothchild irrevocably receives payments from behalf of the Company under the agreement totaling $230,000 (inclusive of the timely payment of $15,000 made 3 days after entry of settlement), then the Fox Rothschild fees shall be deemed satisfied in full. Lastly in the settlement agreement the Company has agreed to pay to the order of Robert Stevens or his assigns (the “Holder”), the sum of US$220,000.00 within 3 days from entry of the settlement order, together with any interest as set forth herein, on April 24, 2023 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of ten percent (10%) (the “Interest Rate”) per annum from the funding date hereof (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. This Note is being issued with a 20% original issuance discount (“OID”).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTH SCIENCE TECH, INC.

Dated: May 18, 2022	By:	/s/ Nickolas S. Tabraue
Nickolas S. Tabraue
	Its:	CEO and Director